EXHIBIT 32.2

SUSTINERE HOLDINGS, INC.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Neil Reithinger, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	This quarterly report on Form 10-Q of Sustinere Holdings, Inc. for the three and six months ended June 30, 2019 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Sustinere Holdings, Inc.

Date: August 12, 2019	By:	/s/ Neil Reithinger
Neil Reithinger
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)